     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 2001

                                                   REGISTRATION NUMBER 333-58022
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    STEWART INFORMATION SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      74-1677330
       (State or Other Jurisdiction of                        (I.R.S. Employer
        Incorporation or Organization)                      Identification No.)

                            1980 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                                 (713) 625-8100
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                                   MAX CRISP
                    STEWART INFORMATION SERVICES CORPORATION
                            1980 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                           TELEPHONE: (713) 625-8100
                           FACSIMILE: (713) 629-2330
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:

                                LAURA J. MCMAHON
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                           TELEPHONE: (713) 651-5658
                           FACSIMILE: (713) 651-5246

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


EXPLANATORY NOTE



     This Amendment No. 2 to Stewart Information Services Corporation's Registration Statement on Form S-3 is being filed for the purpose of filing
Exhibit 23.2

                                    PART II



                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 16. EXHIBITS

     Exhibits not incorporated herein by reference to a prior filing are designated by an asterisk (*) and are filed herewith. All exhibits not so designated are incorporated by reference as indicated.


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------

        **1.1            -- Form of Underwriting Agreement

          3.1            -- Restated Certificate of Incorporation of Stewart
                            Information Services Corporation ("Stewart")
                            (incorporated by reference to Exhibit 3.1 to Stewart's
                            Annual Report on Form 10-K for the year ended December
                            31, 2000)

          3.2            -- Bylaws (incorporated by reference to Exhibit 3.2 to
                            Stewart's Annual Report on Form 10-K for the year period
                            ended December 31, 2000)

         +4.1            -- Specimen of Certificate Evidencing Common Stock

         +5.1            -- Opinion of Fulbright & Jaworski L.L.P.

        +23.1            -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1 to this Registration Statement)

        *23.2            -- Consent of KPMG LLP

        +24.1            -- Powers of Attorney.


---------------

 * Filed herewith.

** To be filed by amendment or to be incorporated by reference to a periodic report filed hereafter in connection with or prior to an offering of common stock.

+ Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 21, 2001.


                                            STEWART INFORMATION SERVICES
                                            CORPORATION

                                            By:        /s/ MAX CRISP
                                              ----------------------------------
                                                          Max Crisp
                                                   Vice President--Finance


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----
                          *                            Chairman of the Board, Co-Chief    June 21, 2001
-----------------------------------------------------    Executive Officer and Director
                  Malcolm S. Morris                      (Co-Principal Executive
                                                         Officer)

                          *                            President, Co-Chief Executive      June 21, 2001
-----------------------------------------------------    Officer, and Director
                 Stewart Morris, Jr.                     (Co-Principal Executive
                                                         Officer)

                    /s/ MAX CRISP                      Vice President-Finance and         June 21, 2001
-----------------------------------------------------    Director (Principal Financial
                      Max Crisp                          and Accounting Officer)

                                                       Director                           June   , 2001
-----------------------------------------------------
                 Lloyd Bentsen, III

                          *                            Director                           June 21, 2001
-----------------------------------------------------
                    Nita B. Hanks

                                                       Director                           June   , 2001
-----------------------------------------------------
                    Paul W. Hobby

                          *                            Director                           June 21, 2001
-----------------------------------------------------
                   E. Douglas Hodo

                                                       Director                           June   , 2001
-----------------------------------------------------
                  Dr. Arthur Porter

                                                       Director                           June   , 2001
-----------------------------------------------------
                  Martin J. Whitman

                 *By: /s/ MAX CRISP                                                       June 21, 2001
   -----------------------------------------------
 Max Crisp, Attorney-in-Fact for each of the persons
                      indicated

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------

        **1.1            -- Form of Underwriting Agreement

          3.1            -- Restated Certificate of Incorporation of Stewart
                            Information Services Corporation ("Stewart")
                            (incorporated by reference to Exhibit 3.1 to Stewart's
                            Annual Report on Form 10-K for the year ended December
                            31, 2000)

          3.2            -- Bylaws (incorporated by reference to Exhibit 3.2 to
                            Stewart's Annual Report on Form 10-K for the year period
                            ended December 31, 2000)

         +4.1            -- Specimen of Certificate Evidencing Common Stock

         +5.1            -- Opinion of Fulbright & Jaworski L.L.P.

        +23.1            -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1 to this Registration Statement)

        *23.2            -- Consent of KPMG LLP

        +24.1            -- Powers of Attorney (included on Page II-5 of this
                            Registration Statement)


---------------

 * Filed herewith.

** To be filed by amendment or to be incorporated by reference to a periodic report filed hereafter in connection with or prior to an offering of common stock.

+ Previously filed.